UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): August 13, 2002

Commission File Number: 000-25107

THERMOELASTIC TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1316284
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

1109 7th Court, Fox Island, WA 98333
(Address of principal executive offices)(Zip Code)

Company’s telephone number, including area code:       (253) 549-4336

ITEM 4. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)   On December 11th, 2002, the Company will engage the services of Farber & Hass LLP (“Farber”) as its independent auditors for the fiscal year ended September 30, 2002, to replace the firm of Moffitt & Company, PC (“Moffitt”), who resigned as the independent auditors of the Company effective December 10th, 2002. The decision to change independent auditors was approved by the Company’s Board of Directors.

The reports of Moffitt on the Company’s audited financial statements for the years ended September 30, 2001 and 2000 and for the interim periods ended December 31, 2001, March 31, 2002, and June 30, 2002 and to the date of this Report, did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the years ended September 30, 2001 and 2000 and the reviews of the interim periods ended December 31, 2001, March 31, 2002, and June 30, 2002 and through the subsequent period ended as of the date of this report, there were no disagreements (“Disagreements”) as defined in Item 304 (a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission (“Regulation S-K”) with Moffitt on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Moffitt, would have caused Moffitt to make reference to the matter in its reports. In addition, during the years ended September 30, 2001 and September 30, 2000, the interim periods ended December 31, 2001, March 31, 2002, and June 30, 2002 and through the subsequent period ended as of the date of this Agreement, there were no reportable events (“Reportable Events”) as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has requested that Moffitt furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.

(b) On December 11th, 2002, the Company will engage Farber as its independent auditors for the fiscal year ended September 30, 2002. At no time preceding December 11th, 2002 has the Company (or anyone on behalf of the Company) consulted with Farber on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a Disagreement with Moffitt or a Reportable Event.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

16. Letter, dated December 10, 2002 from Moffitt & Company, CPAS

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOELASTIC TECHNOLOGIES, INC.

Date: December 10th, 2002	By: /s/ Kevin Murphy
Kevin Murphy, CEO

EXHIBIT INDEX

No.	Description

16.	Letter dated December 10th, 2002 from Moffitt & Company, CPAs

EXHIBIT 16

December 10th, 2002

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street N.W.
Washington D.C. 20549

RE:

To the Board of Directors
ThermoElastic Technologies, Inc.
1109 #7 Court
Fox Island WA 98333

Dear Sir/Madam:

Pursuant to the request of the above named Company, we affirm that:

(1)	We have read the Company’s response to Item 4(a) Form 8-K dated December 10, 2002; and

(2)	We agree with the response,

Sincerely,

/s/ Moffitt & Company, P.C.
Moffitt & Company, P.C.